CONDENSED CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net sales:
Products	$ 135,701	$ 153,310
Services	177,670	163,456
Total net sales	313,371	316,766
Costs and expenses:
Products	100,895	113,449
Services	143,851	131,408
Selling, general and administrative	40,997	35,220
Research and development	5,822	4,896
Amortization of purchased intangibles	3,564	4,039
Total costs and expenses	295,129	289,012
Operating income	18,242	27,754
Other income (expense):
Interest and dividend income	437	762
Interest expense	(862)	(347)
Other income (expense) - net	102	923
Income before income taxes	17,919	29,092
Income taxes	5,400	8,353
Net income	12,519	20,739
Less noncontrolling interest in income of VIE	73	45
Net income attributable to Cubic	$ 12,446	$ 20,694
Basic and diluted net income per common share (in dollars per share)	$ 0.47	$ 0.77
Average number of common shares outstanding (in shares)	26,736	26,736